                        OPPENHEIMER LARGE CAP GROWTH FUND
                                    FORM N-14

                                     PART C
                                OTHER INFORMATION

Item 15.  Indemnification
-------------------------

         Reference is made to the  provisions of Article  Seventh of  Registrant's  Declaration  of Trust  Previously  filed as Exhibit
23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
------------------

(1)      Amended  and  Restated  Declaration  of Trust  dated May 6, 1998:  Previously  filed  with  Pre-Effective  Amendment  No. 1 to
         Registrant's registration statement, 5/6/98, and incorporated herein by reference.

(2)      Amended and Restated By-Laws dated 6/4/98:  Previously filed with Registrant's  Pre-Effective  Amendment No. 2 to Registrant's
         registration statement, 6/19/98, and incorporated herein by reference.

(3)      N/A

(4)      (i)  Agreement  and Plan of  Reorganization:  See Exhibit A to Part A of the  Registration  Statement  (Reg.  No.  333-59588),
         4/27/01, and incorporated herein by reference.
         (ii)  Prospectus  Performance  Information:  See  Exhibit B to Part A of  Pre-Effective  Amendment  No. 5 to the  Registration
         Statement (Reg. No. 333-59588), 6/14/01, and incorporated herein by reference.

(5)      (i)    Specimen Class A Share Certificate:  Previously filed with Registrant's  Post-Effective Amendment No. 3 to Registrant's
         Registration Statement, 11/26/99, and incorporated herein by reference.
         (ii)   Specimen Class B Share Certificate:  Previously filed with Registrant's  Post-Effective Amendment No. 3 to Registrant's
         Registration Statement, 11/26/99, and incorporated herein by reference.
         (iii)  Specimen Class C Share Certificate:  Previously filed with Registrant's  Post-Effective Amendment No. 3 to Registrant's
         Registration Statement, 11/26/99, and incorporated herein by reference.
         (iv)   Specimen Class N Share Certificate:  Previously filed with Registrant's Post Effective  Amendment No. 4 (12/1/00),  and
         incorporated herein by reference.
         (v)    Specimen Class Y Share Certificate:  Previously filed with Registrant's  Post-Effective Amendment No. 3 to Registrant's
         Registration Statement, 11/26/99, and incorporated herein by reference.

(6)      (i)    Investment Advisory Agreement dated December 17, 1998: Previously filed with Registrant's  Pre-Effective  Amendment No.
         1, 5/6/98, and incorporated herein by reference.

(7)      (i)    General  Distributor's  Agreement dated December 17, 1998: Previously filed with Registrant's  Pre-Effective  Amendment
         No. 1, 5/6/98, and incorporated herein by reference.

         (ii)   Form of Dealer Agreement of OppenheimerFunds Distributor,  Inc.: Previously filed with Pre-Effective Amendment No. 2 to the  Registration  Statement of Oppenheimer  Trinity Value Fund (Reg. No.  333-79707),  8/25/99,  and  incorporated  herein by reference.

         (iii)  Form of OppenheimerFunds  Distributor,  Inc. Broker Agreement:  Previously filed with Pre-Effective  Amendment No. 2 to the  Registration  Statement of Oppenheimer  Trinity Value Fund (Reg. No.  333-79707),  8/25/99,  and  incorporated  herein by reference.

         (iv)     Form of OppenheimerFunds Distributor,  Inc. Agency Agreement:  Previously filed with Pre-Effective Amendment No. 2 to the  Registration  Statement of Oppenheimer  Trinity Value Fund (Reg. No.  333-79707),  8/25/99,  and  incorporated  herein by reference.

(8)      Form of Deferred Compensation Plans for Disinterested Trustees/Directors:

         (i)  Retirement  Plan for  Non-Interested  Trustees or  Directors  dated June 7, 1990:  Previously  filed with  Post-Effective
              Amendment No. 97 to the Registration Statement of Oppenheimer Fund (File No. 2-14586),  8/30/90,  Previously refiled with
              Post-Effective  Amendment  No. 45 of  Oppenheimer  Growth  Fund (Reg.  No.  2-45272),  8/22/94,  pursuant  to Item 102 of
              Regulation S-T, and incorporated herein by reference.

         (ii) Form of Deferred Compensation Plan for Disinterested  Trustees/Directors:  Previously filed with Post-Effective Amendment
              No. 26 to the  Registration  Statement of Oppenheimer  Gold & Special  Minerals Fund (Reg. No.  2-82590),  10/28/98,  and
              incorporated by reference.

(9)      (i) Custody  Agreement  dated May 2, 1998:  Previously  filed with  Registrant's  Pre-Effective  Amendment No. 1, 5/6/98,  and
         incorporated herein by reference.

         (ii) Foreign  Custody Manager  Agreement  between  Registrant and The Bank of New York:  Previously  filed with  Pre-Effective
         Amendment No. 2 to the  Registration  Statement of Oppenheimer  World Bond Fund (Reg.  333-48973),  4/23/98,  and incorporated herein by reference.

(10)     (i) Service Plan and Agreement for Class A shares dated December 17, 1998:  Previously filed with  Registrant's  Pre-Effective
         Amendment No. 1, 5/6/98, and incorporated herein by reference.

         (ii)  Distribution and Service Plan and Agreement for Class B shares dated March 1, 1999:  Previously filed with  Registrant's
         Pre-Effective Amendment No. 1, 5/6/98, and incorporated herein by reference.

         (iii)  Distribution and Service Plan and Agreement for Class C shares dated March 1, 1999:  Previously filed with Registrant's
         Pre-Effective Amendment No. 1, 5/6/98, and incorporated herein by reference.

         (iv) Form Distribution and Service Plan and Agreement for Class N shares:  Previously filed with  Registrant's  Post-Effective
         Amendment No. 4 to the Registrant's Registration Statement, 12/1/00, and incorporated herein by reference.

(11)          Opinion and Consent of Counsel: To be filed by Amendment.

(12)     Tax Opinions Relating to the Reorganization: Draft Tax Opinion - To be filed by Amendment.

(13)     N/A.

(14)     (i) Consent of KPMG LLP: filed herewith.

(15)     N/A.

(16)     Powers of Attorney for all  Trustees/Directors  and Officers (including  Certified Board  Resolutions):  Previously filed with
         Pre-Effective  Amendment  No. 1 to the  Registration  Statement of  Oppenheimer  Emerging  Growth Fund (Reg.  No.  333-44176),
         10/5/00, and incorporated herein by reference.

Item 17.  Undertakings
----------------------
(1)      N/A.
(2)  N/A.

                                                              SIGNATURES

Pursuant to the  requirements  of the Securities Act of 1933 and/or the Investment  Company Act of 1940, the Registrant has duly caused this  Registration  Statement to be signed on its behalf by the  undersigned,  thereunto duly  authorized,  in the City of New York and
State of New York on the 14th day of August 2001.

                                            OPPENHEIMER LARGE CAP GROWTH FUND

                                            By:  /s/ Bridget A. Macaskill*
                                            -------------------------------------
                                            Bridget A. Macaskill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                  Title                                       Date
----------                                  -----                                       ----

/s/ Leon Levy*                              Chairman of the
----------------------------------          Board of Trustees                           August 14, 2001
Leon Levy

/s/ Donald W. Spiro*                        Vice Chairman of the                        August 14, 2001
----------------------------------          Board and Trustee
Donald W. Spiro

/s/ Bridget A. Macaskill*                   President and                               August 14, 2001
---------------------------------           Chief Executive
Bridget A. Macaskill                        Officer and Trustee

/s/ Brian W. Wixted*                        Treasurer and Principal                     August 14, 2001
---------------------------------           Financial and
Brian W. Wixted                             Accounting Officer

/s/ Robert G. Galli*                        Trustee                                     August 14, 2001
----------------------------------
Robert G. Galli

/s/ Phillip A. Griffiths                    Trustee                                     August 14, 2001
---------------------------------
Phillip A. Griffiths

/s/ Benjamin Lipstein*                      Trustee                                     August 14, 2001
---------------------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*                  Trustee                                     August 14, 2001
---------------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*                     Trustee                                     August 14, 2001
---------------------------------
Kenneth A. Randall

/s/ Edward V. Regan*                        Trustee                                     August 14, 2001
---------------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*               Trustee                                     August 14, 2001
---------------------------------
Russell S. Reynolds, Jr.

/s/ Clayton K. Yeutter*                     Trustee                                     August 14, 2001
---------------------------------
Clayton K. Yeutter

*By: /s/ Robert G. Zack
-----------------------------------------                                               August 14, 2001
Robert G. Zack, Attorney-in-Fact

                        OPPENHEIMER LARGE CAP GROWTH FUND

                                  EXHIBIT INDEX

Exhibit No.                                          Description
-----------                                          -----------

16(12)                              Draft Tax Opinion Relating to Reorganization

16(14)(a) and (b)                   Combined Independent Auditors' Consent

775_PartC N-14 081401